UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-02739 and 811-10179

Name of Fund: BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Basic Value Fund, Inc. and Master Basic Value LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 06/30/2012

Date of reporting period: 06/30/2012

Item 1 – Report to Stockholders

June 30, 2012

Annual Report

BlackRock Basic Value Fund, Inc.

Not FDIC Insured • No Bank Guarantee • May Lose Value

2	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Dear Shareholder

One year ago, risk assets were in a broad retreat as sovereign debt problems loomed over Europe and confidence in both the US and global economic recoveries was waning. Last summer’s prolonged debt ceiling debate in Washington, DC ended with Standard & Poor’s historic downgrade of US government debt, an event that triggered financial-market turmoil all over the world. Extraordinary levels of volatility persisted in the months that followed as the debt situation in Europe intensified. Macro-level news drove asset prices broadly up and down in lockstep, in a “risk on” — “risk off” trading pattern. Equity markets crumbled while safe-haven assets such as US Treasuries and gold rallied to historic highs by the end of the third quarter of 2011.

By October, however, improving economic data and more concerted efforts among European leaders toward stemming the region’s debt crisis drew investors back to the markets. Improving sentiment carried over into early 2012 as investors saw some relief from the world’s financial woes. Risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012 while climbing Treasury yields pressured higher-quality fixed income assets.

However, risk assets reversed course in the spring when Europe’s debt problems boiled over once again. Markets became highly volatile as political instability in Greece threatened the country’s membership in the euro zone. Spain faced severe deficit issues while the nation’s banks clamored for liquidity. Yields on Spanish and Italian government debt rose to levels deemed unsustainable. European leaders conferred and debated vehemently over the need for fiscal integration among the 17 euro-zone nations to resolve the crisis for the long term.

Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, became particularly worrisome. In the United States, disappointing jobs reports dealt a crushing blow to sentiment. Risk assets sold off through April and May as investors ran back to safe havens including US, German and UK government debt as well as gold. As the period drew to a close, risk assets were beginning to rebound modestly as European leaders stepped up their efforts to move toward fiscal unity and investors anticipated additional stimulus from central banks on both sides of the Atlantic.

All asset classes posted gains for the 6-month period ended June 30, 2012, with US stocks delivering the largest returns. On a 12-month basis, US large-cap stocks generated positive results; however, small-cap stocks finished in negative territory and international and emerging equities, which experienced significant downturns in 2011, lagged the broader rebound. Among fixed income asset classes, safe-haven US Treasury bonds and municipal bonds outperformed corporate credits for the 12-month period. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities. We remain committed to working with you and your financial professional to identify actionable ideas for your portfolio. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

“We know that investors continue to face a world of uncertainty and highly volatile markets, but we also believe these challenging times present many opportunities.”

Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of June 30, 2012

	6-month	12-month
US large cap equities	9.49%	5.45%
(S&P 500® Index)

US small cap equities	8.53	(2.08)
(Russell 2000® Index)

International equities	2.96	(13.83)
(MSCI Europe, Australasia,
Far East Index)

Emerging market	3.93	(15.95)
equities (MSCI Emerging
Markets Index)

3-month Treasury bill	0.04	0.05
(BofA Merrill Lynch
3-Month Treasury
Bill Index)

US Treasury securities	3.44	17.36
(BofA Merrill Lynch 10-
Year US Treasury Index)

US investment grade	2.37	7.47
bonds (Barclays US
Aggregate Bond Index)

Tax-exempt municipal	4.14	10.16
bonds (S&P Municipal
Bond Index)

US high yield bonds	7.23	7.21
(Barclays US Corporate
High Yield 2% Issuer
Capped Index)

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2012	BlackRock Basic Value Fund, Inc.

Investment Objective

BlackRock Basic Value Fund, Inc.’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income by investing in securities, primarily equity securities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended June 30, 2012, the Fund, through its investment in Master Basic Value LLC (the “Master LLC”), underperformed its benchmark, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•	The Master LLC’s positioning in the energy sector had the largest negative impact on performance due to an overweight to energy services companies and stock selection within the oil, gas & consumable fuels industry. In materials, positions in the chemicals and metals & mining industries posted negative returns for the period. Holdings of insurers and diversified financial services firms and a lack of ownership of real estate investment trusts (“REITS”) hurt performance in the financials sector. In consumer discretionary, holdings of retailers, automobiles and media companies hurt returns. Within the consumer staples sector, performance derived from food retailers and the lack of exposure to tobacco companies was a hindrance. An underweight to the utilities sector was also a negative factor. Across sectors, individual holdings that particularly detracted from performance were Peabody Energy Corp., Halliburton Co., Corning, Inc., MetLife, Inc. and Alcoa, Inc.
•	Conversely, the Fund benefited from the Master LLC’s holdings in the industrials sector, most notably within the airlines, industrial conglomerates and aerospace & defense industries. Positive performance also came from the health care sector, where stock selection in the pharmaceuticals, life sciences tools & services and biotechnology industries added to returns. In the information technology (“IT”) sector, holdings in software, communications equipment and computers & peripherals had a positive impact. Notable individual contributors to performance during the period included holdings in Motorola Mobility Holdings, Inc., Microsoft Corp., IBM Corp. and the avoidance of Goldman Sachs Group, Inc. and Hewlett-Packard Co.

Describe recent portfolio activity.

•	During the 12-month period, the Master LLC increased exposure to the energy sector by adding to existing holdings and initiating a position in Weatherford International Ltd. Elsewhere, the Master LLC sold IBM Corp., but increased exposure to the IT sector by adding Cisco Systems Inc., Oracle Corp. and Marvell Technology Group Ltd. Activity within financials included selling positions in Bank of America Corp., Bank of New York Mellon Corp. and Morgan Stanley while adding to other financials positions, resulting in a larger allocation to the sector. The Master LLC reduced exposure to industrials with the sale of Lockheed Martin Corp., Northrop Grumman Corp. and Raytheon Co.

Describe portfolio positioning at period end.

•	Relative to the Russell 1000® Value Index, the Master LLC ended the period overweight in the IT, health care, industrials, consumer staples and materials sectors, and underweight in financials, utilities, energy, consumer discretionary and telecommunications services.
•	The US economy continues to recover, although at a moderate pace amid ongoing fiscal and economic stresses in Europe. In addition, while emerging markets continue to be significant contributors to global growth, there is some concern that those economies may be cooling. These international pressures coincide with a Presidential election year in the United States, which may perpetuate high levels of uncertainty for both corporations and consumers. On the positive side, recent US housing data has suggested that the sector could be headed for repair. Corporate profits remain robust and corporate balance sheets are strong. It is portfolio management’s view that current valuations of many companies reflect an anticipated retrenchment in profitability, a scenario that management does not expect to unfold. As such, the Master LLC seeks to take advantage of price and valuation dislocations in areas such as financials and IT, while at the same time maintaining an overweight to the less cyclical sectors such as health care and consumer staples, where there are also many compelling investment opportunities.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.
[2]	The Fund invests all of its assets in the Master LLC. The Master LLC invests primarily in equity securities that management of the Master LLC believes are undervalued, which means that their prices are less than management of the Master LLC believes they are worth.
[3]	This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
[4]	This index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended June 30, 2012

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.38%	(2.05)%	N/A	(2.00)%	N/A	5.05%	N/A
Investor A	5.21	(2.39)	(7.51)%	(2.31)	(3.35)%	4.76	4.19%
Investor B	4.76	(3.31)	(7.61)	(3.20)	(3.55)	4.07	4.07
Investor C	4.80	(3.16)	(4.12)	(3.10)	(3.10)	3.92	3.92
Class R	5.03	(2.73)	N/A	(2.66)	N/A	4.47	N/A
S&P 500® Index	9.49	5.45	N/A	0.22	N/A	5.33	N/A
Russell 1000® Value Index	8.68	3.01	N/A	(2.19)	N/A	5.28	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.
•	Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).
•	Investor B Shares are subject to a maximum contingent deferred sales charge (“CDSC”) of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares of the Fund are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.
•	Investor C Shares are subject to 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.
•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain retirement or other similar plans. Prior to January 3, 2003, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2012 and held through June 30, 2012) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,053.80	$2.81	$1,000.00	$1,022.11	$2.77	0.55%
Investor A	$1,000.00	$1,052.10	$4.29	$1,000.00	$1,020.70	$4.22	0.84%
Investor B	$1,000.00	$1,047.60	$8.91	$1,000.00	$1,016.16	$8.77	1.75%
Investor C	$1,000.00	$1,048.00	$8.25	$1,000.00	$1,016.80	$8.12	1.62%
Class R	$1,000.00	$1,050.30	$6.07	$1,000.00	$1,018.95	$5.97	1.19%

[1]	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master LLC, the expense example reflects the expenses of both the Fund and the Master LLC in which it invests.
[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.
6	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Statement of Assets and Liabilities	BlackRock Basic Value Fund, Inc.

June 30, 2012

Assets
Investments at value — Master Basic Value LLC (cost — $3,160,243,064)	$3,933,727,440
Withdrawals receivable from the Master LLC	5,065,796
Capital shares sold receivable	4,203,439
Administrator receivable	559
Prepaid expenses	17,062
Total assets	3,943,014,296

Liabilities
Capital shares redeemed payable	9,269,235
Service and distribution fees payable	642,768
Officer’s fees payable	1,954
Other accrued expenses payable	1,377,166
Total liabilities	11,291,123
Net Assets	$3,931,723,173

Net Assets Consist of
Paid-in capital	3,048,917,680
Undistributed net investment income	29,345,833
Accumulated net realized gain allocated from the Master LLC	79,975,284
Net unrealized appreciation/depreciation allocated from the Master LLC	773,484,376
Net Assets	$3,931,723,173

Net Asset Value
Institutional — Based on net assets of $2,066,925,014 and 80,619,432 shares outstanding, 400 million shares authorized, $0.10 par value	$25.64
Investor A — Based on net assets of $1,439,411,289 and 56,548,032 shares outstanding, 200 million shares authorized, $0.10 par value	$25.45
Investor B — Based on net assets of $41,282,668 and 1,645,976 shares outstanding, 400 million shares authorized, $0.10 par value	$25.08
Investor C — Based on net assets of $365,319,302 and 15,349,342 shares outstanding, 200 million shares authorized, $0.10 par value	$23.80
Class R — Based on net assets of $18,784,900 and 762,622 shares outstanding, 400 million shares authorized, $0.10 par value	$24.63

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	7

Statement of Operations	BlackRock Basic Value Fund, Inc.

Year Ended June 30, 2012

Investment Income
Net investment income allocated from the Master LLC:
Dividends — unaffiliated	$103,902,026
Foreign taxes withheld	(556,452)
Securities lending — affiliated	67,507
Dividends — affiliated	57,121
Expenses	(18,520,749)
Fees waived	32,808
Total income	84,982,261

Expenses
Service — Investor A	3,693,028
Service and distribution — Investor B	557,880
Service and distribution — Investor C	3,934,481
Service and distribution — Class R	109,976
Transfer agent — Institutional	2,580,496
Transfer agent — Investor A	2,328,481
Transfer agent — Investor B	231,330
Transfer agent — Investor C	859,786
Transfer agent — Class R	60,345
Printing	256,398
Professional	115,906
Registration	114,207
Reorganization costs	80,900
Officer	378
Miscellaneous	30,160
Total expenses	14,953,752
Less reorganization costs reimbursed	(80,900)
Less transfer agent fees waived and/or reimbursed — Class R	(3,881)
Total expenses after fees waived and/or reimbursed	14,868,971
Net investment income	70,113,290

Realized and Unrealized Gain (Loss) Allocated from the Master LLC
Net realized gain from investments	242,073,243
Net change in unrealized depreciation on investments	(400,107,926)
Total realized and unrealized loss	(158,034,683)
Net Decrease in Net Assets Resulting from Operations	$(87,921,393)

See Notes to Financial Statements.

8	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Statements of Changes in Net Assets	BlackRock Basic Value Fund, Inc.

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$70,113,290	$61,614,431
Net realized gain	242,073,243	512,539,886
Net change in unrealized appreciation/depreciation	(400,107,926)	532,564,108
Net increase (decrease) in net assets resulting from operations	(87,921,393)	1,106,718,425

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(44,756,218)	(40,230,227)
Investor A	(23,578,643)	(21,399,545)
Investor B	(184,732)	(132,042)
Investor C	(3,196,739)	(2,950,050)
Class R	(283,702)	(288,850)
Net realized gain:
Institutional	(21,277,704)	—
Investor A	(13,463,688)	—
Investor B	(541,462)	—
Investor C	(3,852,392)	—
Class R	(210,225)	—
Decrease in net assets resulting from dividends and distributions to	(111,345,505)	(65,000,714)
shareholders

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(638,737,698)	(225,379,727)

Net Assets
Total increase (decrease) in net assets	(838,004,596)	816,337,984
Beginning of year	4,769,727,769	3,953,389,785
End of year	$3,931,723,173	$4,769,727,769
Undistributed net investment income	$29,345,833	$31,232,577

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	9

Financial Highlights	BlackRock Basic Value Fund, Inc.

	Institutional					Investor A
	Year Ended June 30,					Year Ended June 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value,
beginning of year	$26.94	$21.27	$18.99	$26.12	$33.96	$26.75	$21.12	$18.86	$25.94	$33.78
Net investment income[1]	0.48	0.40	0.43	0.50	0.54	0.40	0.32	0.36	0.44	0.45
Net realized and unrealized
gain (loss)	(1.07)	5.68	2.31	(6.60)	(6.28)	(1.07)	5.64	2.30	(6.56)	(6.24)
Net increase (decrease) from
investment operations	(0.59)	6.08	2.74	(6.10)	(5.74)	(0.67)	5.96	2.66	(6.12)	(5.79)
Dividends and
distributions from:
Net investment income	(0.48)	(0.41)	(0.46)	(0.57)	(0.28)	(0.40)	(0.33)	(0.40)	(0.50)	(0.23)
Net realized gain	(0.23)	—	—	(0.46)	(1.82)	(0.23)	—	—	(0.46)	(1.82)
Total dividends and
distributions	(0.71)	(0.41)	(0.46)	(1.03)	(2.10)	(0.63)	(0.33)	(0.40)	(0.96)	(2.05)
Net asset value, end
of year	$25.64	$26.94	$21.27	$18.99	$26.12	$25.45	$26.75	$21.12	$18.86	$25.94

Total Investment Return[2]
Based on net asset value	(2.05)%	28.76%	14.28%	(23.67)%	(17.84)%	(2.39)%	28.36%	13.97%	(23.93)%	(18.08)%

Ratios to Average Net Assets[3]
Total expenses	0.56%[4]	0.55%[4]	0.55%	0.58%	0.53%	0.86%[4]	0.84%[4]	0.86%	0.89%	0.82%
Total expenses after fees
waived and/or reimbursed	0.56%[4]	0.55%[4]	0.55%	0.58%	0.53%	0.86%[4]	0.84%[4]	0.86%	0.89%	0.82%
Net investment income	1.88%[4]	1.57%[4]	1.93%	2.54%	1.76%	1.59%[4]	1.28%[4]	1.62%	2.24%	1.48%

Supplemental Data
Net assets, end of
year (000)	$2,066,925	$2,552,926	$1,956,794	$1,747,444	$2,721,795	$1,439,411	$1,652,159	$1,461,423	$1,388,725	$2,026,095
Portfolio turnover of the
Master LLC	38%	64%	48%	38%	45%	38%	64%	48%	38%	45%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
[4]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Financial Highlights (continued)	BlackRock Basic Value Fund, Inc.

	Investor B					Investor C
	Year Ended June 30,					Year Ended June 30,
	2012	2011	2010	2009	2008	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning
of year	$26.27	$20.69	$18.45	$25.30	$33.10	$25.03	$19.78	$17.70	$24.37	$31.97
Net investment income[1]	0.14	0.08	0.16	0.26	0.19	0.18	0.11	0.17	0.26	0.19
Net realized and unrealized
gain (loss)	(1.02)	5.53	2.23	(6.41)	(6.10)	(0.99)	5.29	2.15	(6.17)	(5.87)
Net increase (decrease) from
investment operations	(0.88)	5.61	2.39	(6.15)	(5.91)	(0.81)	5.40	2.32	(5.91)	(5.68)
Dividends and
distributions from:
Net investment income	(0.08)	(0.03)	(0.15)	(0.24)	(0.07)	(0.19)	(0.15)	(0.24)	(0.30)	(0.10)
Net realized gain	(0.23)	—	—	(0.46)	(1.82)	(0.23)	—	—	(0.46)	(1.82)
Total dividends and
distributions	(0.31)	(0.03)	(0.15)	(0.70)	(1.89)	(0.42)	(0.15)	(0.24)	(0.76)	(1.92)
Net asset value, end
of year	$25.08	$26.27	$20.69	$18.45	$25.30	$23.80	$25.03	$19.78	$17.70	$24.37

Total Investment Return[2]
Based on net asset value	(3.31)%	27.15%	12.88%	(24.60)%	(18.76)%	(3.16)%	27.36%	13.01%	(24.57)%	(18.71)%

Ratios to Average Net Assets[3]
Total expenses	1.87%[4]	1.81%[4]	1.79%	1.79%	1.66%	1.67%[4]	1.66%[4]	1.68%	1.72%	1.62%
Total expenses after fees
waived and/or reimbursed	1.86%[4]	1.81%[4]	1.79%	1.79%	1.66%	1.67%[4]	1.66%[4]	1.68%	1.72%	1.62%
Net investment income	0.58%[4]	0.32%[4]	0.73%	1.34%	0.62%	0.77%[4]	0.46%[4]	0.80%	1.40%	0.68%

Supplemental Data
Net assets, end of
year (000)	$41,283	$75,481	$101,508	$168,115	$389,812	$365,319	$465,007	$413,806	$413,576	$675,654
Portfolio turnover of the
Master LLC	38%	64%	48%	38%	45%	38%	64%	48%	38%	45%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.
[3]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
[4]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	11

Financial Highlights (concluded)	BlackRock Basic Value Fund, Inc.

	Class R
	Year Ended June 30,
	2012	2011	2010	2009	2008
Per Share Operating Performance
Net asset value, beginning of year	$25.90	$20.48	$18.31	$25.19	$32.92
Net investment income[1]	0.30	0.23	0.27	0.35	0.33
Net realized and unrealized gain (loss)	(1.03)	5.46	2.23	(6.37)	(6.06)
Net increase (decrease) from investment operations	(0.73)	5.69	2.50	(6.02)	(5.73)
Dividends and distributions from:
Net investment income	(0.31)	(0.27)	(0.33)	(0.40)	(0.18)
Net realized gain	(0.23)	—	—	(0.46)	(1.82)
Total dividends and distributions	(0.54)	(0.27)	(0.33)	(0.86)	(2.00)
Net asset value, end of year	$24.63	$25.90	$20.48	$18.31	$25.19

Total Investment Return[2]
Based on net asset value	(2.73)%	27.89%	13.51%	(24.21)%	(18.37)%

Ratios to Average Net Assets[3]
Total expenses	1.22%[4]	1.23%[4]	1.22%	1.29%	1.18%
Total expenses after fees waived and/or reimbursed	1.20%[4]	1.23%[4]	1.22%	1.29%	1.18%
Net investment income	1.23%[4]	0.93%[4]	1.27%	1.83%	1.12%

Supplemental Data
Net assets, end of year (000)	$18,785	$24,155	$19,858	$18,918	$27,849
Portfolio turnover of the Master LLC	38%	64%	48%	38%	45%

[1]	Based on average shares outstanding.
[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.
[3]	Includes the Fund’s share of the Master LLC’s allocated net expenses and/or net investment income.
[4]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

12	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Notes to Financial Statements	BlackRock Basic Value Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Basic Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Basic Value LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at June 30, 2012 was 99.2%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Reorganization: The Board of Directors (the “Board”) of the Fund and the Board of Directors and shareholders of BlackRock Focus Value Fund, Inc. (“Focus Value”) approved the reorganization of Focus Value into the Fund pursuant to which the Fund acquired substantially all of the assets and assumed certain stated liabilities of Focus Value in exchange for an equal aggregate value of the Fund’s shares.

Each shareholder of Focus Value received shares of the Fund with the same class designation and an aggregate net asset value of such shareholder’s Focus Value shares, as determined at the close of business on September 9, 2011.

On September 12, 2011, all of the portfolio securities previously held by Focus Value were subsequently contributed by the Fund to the Master LLC in exchange for an investment in the Master LLC.

The reorganization was accomplished by a tax-free exchange of shares of the Fund in the following amounts and at the following conversion ratios:

	Focus Value Shares Prior to Reorganization	Conversion Ratio	Shares of the Fund
Institutional	5,618,400	0.42495008	2,387,540
Investor A	5,701,161	0.42393549	2,416,924
Investor B	137,632	0.38962308	53,625
Investor C	1,275,602	0.39145529	499,341
Class R	99,019	0.39815134	39,425

Focus Value’s net assets and composition of net assets on September 9, 2011, the date of the reorganization, were as follows:

Net Assets	Paid-in Capital	Accumulated Net Realized Loss	Net Unrealized Appreciation
$122,440,102	$161,536,656	$(43,595,011)	$4,498,457

For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value. However, the cost basis of the investments received from Focus Value was carried forward by the Master to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Fund before the acquisition were $3,951,974,980. The aggregate net assets of the Fund immediately after the acquisition amounted to $4,074,415,082. Focus Value’s fair value and cost of investments prior to the reorganization were $122,671,903 and $118,173,446, respectively.

The purpose of this transaction was to combine two funds managed by BlackRock Advisors, LLC, Focus Value’s manager and the Fund’s administrator (the “Administrator”), with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. The reorganization was a tax-free event and was effective on September 12, 2011.

Assuming the acquisition had been completed on July 1, 2011, the beginning of the fiscal reporting period of the Fund, the pro forma results of operations for the year ended June 30, 2012, are as follows:

• Net investment income: $70,184,616

• Net realized and change in unrealized gain/loss on investments: $(186,300,888)

• Net decrease in net assets resulting from operations: $(116,116,272)

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	13

Notes to Financial Statements (continued)	BlackRock Basic Value Fund, Inc.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Focus Value that have been included in the Fund’s Statement of Operations since September 12, 2011. Reorganization costs incurred by the Fund in connection with the reorganization were expensed by the Fund. The Administrator reimbursed the Fund $80,900, which is shown as reorganization costs reimbursed in the Statement of Operations.

In connection with the reorganization, the Administrator contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses of Class R Shares to 1.22% of Class R Shares average daily net assets. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2013 unless approved by the Board, including a majority of the directors.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. Realized and unrealized gains and losses are adjusted for utilizing partnership tax allocation rules. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended June 30, 2012. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or that class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Fund entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). Currently, the Fund pays the Administrator no fees pursuant to the agreement. The Fund does not pay an investment advisory fee or investment management fee.

The Administrator contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses of Class R Shares to 1.22% of Class R Shares average daily net assets. The Administrator has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to November 1, 2013 unless approved by the Board, including a majority of the directors. For the year ended June 30, 2012, the Administrator waived $3,881, which is shown as transfer agent fees waived and/or reimbursed — Class R.

The Fund entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Administrator. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

14	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)	BlackRock Basic Value Fund, Inc.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the year ended June 30, 2012, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $48,239.

For the year ended June 30, 2012, affiliates received CDSCs as follows:

Investor A	$2,355
Investor B	$23,069
Investor C	$34,109

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended June 30, 2012, the Fund paid the following to affiliates in return for these services, which is included in transfer agent in the Statement of Operations:

Institutional	$20
Investor A	$161
Investor C	$9

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended June 30, 2012, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$20,059
Investor A	$24,277
Investor B	$1,842
Investor C	$7,213
Class R	$345

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for a portion of the compensation paid to the Fund’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of June 30, 2012 attributable to limitations on the utilization of capital loss carryforwards was reclassified to the following accounts:

Paid-in capital	$(15,258,986)
Accumulated net realized gain allocated from the Master LLC	$ 15,258,986

The tax character of distributions paid during the fiscal years ended June 30, 2012 and June 30, 2011 was as follows:

	6/30/12	6/30/11
Ordinary income	$72,000,034	$65,000,714
Long-term capital gains	39,345,471	—
Total	$111,345,505	$65,000,714

As of June 30, 2012, the tax components of undistributed net earnings were as follows:

Undistributed ordinary income	$29,345,833
Undistributed long-term capital gains	187,123,001
Capital loss carryforwards	(23,640,800)
Net unrealized gains[1]	689,977,459
Total	$882,805,493

[1]	The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles.

As of June 30, 2012, the Fund had a capital loss carryforward, subject to limitation, available to offset future realized capital gains of $23,640,800, all of which is due to expire June 30, 2017.

During the year ended June 30, 2012, the Fund utilized $27,092,937 of its capital loss carryforward.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	15

Notes to Financial Statements (concluded)	BlackRock Basic Value Fund, Inc.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended		Year Ended
	June 30, 2012		June 30, 2011
	Shares	Amount	Shares	Amount
Institutional
Shares sold	21,796,353	$550,202,743	25,664,034	$640,026,594
Shares issued resulting from reorganization	2,387,540	54,759,174	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	2,478,311	60,098,058	315,771	7,783,747
Shares redeemed	(40,799,999)	(1,058,403,160)	(23,206,150)	(586,598,633)
Net increase (decrease)	(14,137,795)	$(393,343,185)	2,773,655	$61,211,708

Investor A
Shares sold and automatic conversion of shares	6,830,671	$169,378,542	10,647,181	$272,625,680
Shares issued resulting from reorganization	2,416,924	55,001,948	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	1,366,578	32,948,465	122,027	2,990,893
Shares redeemed	(15,833,447)	(391,777,378)	(18,207,986)	(456,463,030)
Net decrease	(5,219,274)	$(134,448,423)	(7,438,778)	$(180,846,457)

Investor B
Shares sold	146,038	$3,587,851	236,805	$5,840,044
Shares issued resulting from reorganization	53,625	1,196,214	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	25,961	619,956	458	11,088
Shares redeemed and automatic conversion of shares	(1,452,669)	(35,817,961)	(2,269,525)	(55,234,028)
Net decrease	(1,227,045)	$(30,413,940)	(2,032,262)	$(49,382,896)

Investor C
Shares sold	1,766,212	$40,906,527	1,997,294	$47,352,774
Shares issued resulting from reorganization	499,341	10,614,793	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	261,740	5,928,542	12,234	281,869
Shares redeemed	(5,759,013)	(133,715,238)	(4,345,976)	(102,548,496)
Net decrease	(3,231,720)	$(76,265,376)	(2,336,448)	$(54,913,853)

Class R
Shares sold	266,312	$6,483,991	490,355	$11,891,407
Shares issued resulting from reorganization	39,425	867,973	—	—
Shares issued to shareholders in reinvestment of dividends and distributions	21,084	492,930	2,314	55,035
Shares redeemed	(496,978)	(12,111,668)	(529,573)	(13,394,671)
Net decrease	(170,157)	$(4,266,774)	(36,904)	$(1,448,229)
Total Net Decrease	(23,985,991)	$(638,737,698)	(9,070,737)	$(225,379,727)

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Report of Independent Registered Public Accounting Firm	BlackRock Basic Value Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Basic Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Basic Value Fund, Inc. (the “Fund”) as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Basic Value Fund, Inc. as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 21, 2012

Important Tax Information (unaudited)

The entire amount of the ordinary income distribution paid by BlackRock Basic Value Fund, Inc. during the fiscal year ended June 30, 2012 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, the Fund distributed long-term capital gains of $0.227723 per share to shareholders of record on December 5, 2011.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	17

Master LLC Portfolio Information	Master Basic Value LLC

As of June 30, 2012

Ten Largest Equity Holdings	Percent of Long-Term Investments
Merck & Co., Inc.	4%
JPMorgan Chase & Co.	3
Pfizer, Inc.	3
Wells Fargo & Co.	3
General Electric Co.	3
Johnson & Johnson	3
Medtronic, Inc.	3
Exxon Mobil Corp.	2
Corning, Inc.	2
The Travelers Cos., Inc.	2

Investment Criteria[1]	Percent of Long-Term Investments
Above-Average Yield	45%
Price-to-Earnings Per Share	18
Price-to-Cash Flow	15
Low Price-to-Book Value	12
Below-Average Price/Earnings Ratio	10

[1]	Classification is unaudited.
18	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Schedule of Investments June 30, 2012	Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Above-Average Yield* — 44.8%
Aerospace & Defense — 1.4%
Honeywell International, Inc.	979,600	$54,700,864
Beverages — 1.2%
PepsiCo, Inc.	682,300	48,211,318
Chemicals — 1.8%
E.I. du Pont de Nemours & Co.	1,396,200	70,605,834
Commercial Banks — 1.4%
U.S. Bancorp	1,746,175	56,156,988
Containers & Packaging — 0.3%
Sealed Air Corp.	766,200	11,830,128
Diversified Financial Services — 3.4%
JPMorgan Chase & Co.	3,751,200	134,030,376
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	1,440,000	51,350,400
Verizon Communications, Inc.	1,285,300	57,118,732
		108,469,132
Electric Utilities — 2.1%
The Southern Co.	1,763,100	81,631,530
Food & Staples Retailing — 0.4%
Walgreen Co.	467,700	13,834,566
Food Products — 1.7%
Unilever NV—ADR	2,020,200	67,373,670
Household Products — 2.0%
Kimberly-Clark Corp.	582,800	48,821,156
The Procter & Gamble Co.	469,000	28,726,250
		77,547,406
Industrial Conglomerates — 3.1%
General Electric Co.	5,947,800	123,952,152
Insurance — 2.2%
The Travelers Cos., Inc.	1,395,676	89,099,956
Metals & Mining — 1.0%
Nucor Corp.	1,086,600	41,182,140
Multiline Retail — 0.5%
J.C. Penney Co., Inc. (a)	859,200	20,027,952
Multi-Utilities—1.9%
Dominion Resources, Inc.	1,399,298	75,562,092
Oil, Gas & Consumable Fuels — 4.8%
Chevron Corp.	314,400	33,169,200
Exxon Mobil Corp.	1,114,400	95,359,208
Marathon Oil Corp.	2,358,422	60,304,851
		188,833,259
Pharmaceuticals — 10.7%
Eli Lilly & Co.	1,082,100	46,432,911
Johnson & Johnson	1,624,700	109,764,732
Merck & Co., Inc.	3,321,716	138,681,643
Pfizer, Inc.	5,646,770	129,875,710
		424,754,996

Portfolio Abbreviation
ADR	American Depositary Receipts

Common Stocks	Shares	Value
Above-Average Yield* (concluded)
Software — 2.2%
Microsoft Corp.	2,838,980	$86,844,398
Total Above-Average Yield		1,774,648,757

Below-Average Price/Earnings Ratio* — 10.0%

Diversified Financial Services — 2.1%
Citigroup, Inc.	3,065,030	84,012,472
Energy Equipment & Services — 2.0%
Noble Corp. (b)	2,378,464	77,371,434
Insurance — 4.7%
ACE Ltd.	795,400	58,963,002
MetLife, Inc.	2,530,647	78,070,460
Prudential Financial, Inc.	1,057,200	51,200,196
		188,233,658
Media — 1.2%
Viacom, Inc., Class B	999,500	46,996,490
Total Below-Average Price/Earnings Ratio		396,614,054

Low Price-to-Book Value* — 11.7%
Commercial Banks — 3.2%
Wells Fargo & Co.	3,832,600	128,162,144
Energy Equipment & Services — 2.3%
Halliburton Co.	1,874,200	53,208,538
Weatherford International Ltd. (b)	2,900,838	36,637,584
		89,846,122
Insurance — 2.0%
Hartford Financial Services Group, Inc.	4,439,131	78,261,879
Metals & Mining — 0.9%
Alcoa, Inc.	4,025,600	35,224,000
Oil, Gas & Consumable Fuels — 2.3%
Devon Energy Corp.	1,224,200	70,991,358
Hess Corp.	518,800	22,541,860
		93,533,218
Semiconductors & Semiconductor Equipment — 1.0%
Micron Technology, Inc. (a)(b)	6,403,200	40,404,192
Total Low Price-to-Book Value		465,431,555

Price-to-Cash Flow* — 15.4%
Biotechnology — 0.7%
Amgen, Inc.	404,100	29,515,464
Construction & Engineering — 1.9%
Jacobs Engineering Group, Inc. (a)(b)	1,969,400	74,561,484
Food & Staples Retailing — 1.3%
The Kroger Co.	2,235,300	51,836,607
Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	931,700	49,519,855
Industrial Conglomerates — 2.2%
Tyco International Ltd.	1,653,375	87,380,869

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	19

Schedule of Investments (continued)	Master Basic Value LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Price-to-Cash Flow* (concluded)
IT Services — 2.0%
The Western Union Co.	4,711,800	$79,346,712
Media — 3.8%
Comcast Corp., Special Class A	1,374,600	43,162,440
Time Warner, Inc.	1,659,666	63,897,141
The Walt Disney Co.	869,800	42,185,300
		149,244,881
Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc.	681,337	23,213,152
Oil, Gas & Consumable Fuels — 1.1%
Peabody Energy Corp.	1,748,816	42,880,968
Semiconductors & Semiconductor Equipment — 0.5%
Marvell Technology Group Ltd.	1,874,922	21,149,120
Total Price-to-Cash Flow		608,649,112

Price-to-Earnings Per Share* — 17.9%
Airlines — 1.8%
Delta Air Lines, Inc. (b)	6,325,300	69,262,035
Automobiles — 0.3%
Ford Motor Co.	1,316,800	12,628,112
Communications Equipment — 1.9%
Cisco Systems, Inc.	4,417,700	75,851,909
Electronic Equipment, Instruments & Components — 2.3%
Corning, Inc.	7,092,600	91,707,318
Energy Equipment & Services — 1.0%
Ensco Plc, Class A	873,533	41,029,845
Food Products — 1.7%
Archer-Daniels-Midland Co.	2,236,400	66,018,528
Health Care Equipment & Supplies — 2.6%
Medtronic, Inc.	2,708,641	104,905,666
Health Care Providers & Services — 1.1%
Aetna, Inc.	1,071,000	41,522,670
Insurance — 2.0%
Aflac, Inc.	997,200	42,470,748
Lincoln National Corp.	1,703,540	37,256,420
		79,727,168
Semiconductors & Semiconductor Equipment — 1.9%
LSI Corp. (b)	11,641,066	74,153,590
Software — 1.3%
Oracle Corp.	1,778,400	52,818,480
Total Price-to-Earnings Per Share		709,625,321
Total Long-Term Investments
(Cost — $3,178,589,057) — 99.8%		3,954,968,799

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional
Class, 0.15% (c)(d)	1,060,695	$1,060,695
	Beneficial
	Interest
	(000)

BlackRock Liquidity Series LLC, Money Market
Series, 0.26% (c)(d)(e)	$36,138	36,138,350
Total Short-Term Securities
(Cost — $37,199,045) — 0.9%		37,199,045
Total Investments (Cost — $3,215,788,102**) — 100.7%		3,992,167,844
Liabilities in Excess of Other Assets — (0.7)%		(26,755,433)
Net Assets — 100.0%		$3,965,412,411

*	Classification is unaudited.
**	As of June 30, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:
Tax cost	$3,298,958,821
Gross unrealized appreciation	$892,592,705
Gross unrealized depreciation	(199,383,682)
Net unrealized appreciation.	$693,209,023

(a)	Security, or a portion of security, is on loan.
(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Master LLC during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliate	Shares/ Beneficial Interest Held at June 30, 2011	Net Activity	Shares/ Beneficial Interest Held at June 30, 2012	Realized Gain	Income
BlackRock
Liquidity Funds,
TempFund,
Institutional Class	—	1,060,695	1,060,695	$294	$57,413
BlackRock
Liquidity Series LLC,
Money Market Series	—	$36,138,350	$36,138,350	—	$67,928

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.
•	For Master LLC compliance purposes, the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

20	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Schedule of Investments (concluded)	Master Basic Value LLC

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:
•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities
•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)
•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Master LLC’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Master LLC’s investments categorized in the disclosure hierarchy as of June 30, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	$3,954,968,799	—	—	$3,954,968,799
Short-Term Securities	1,060,695	$36,138,350	—	37,199,045
Total	$3,956,029,494	$36,138,350	—	$3,992,167,844

[1]	See above schedule of investments for values in each industry.

Certain of the Master LLC’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of June 30, 2012, collateral on securities loaned at value of $36,138,350 are categorized as Level 2 within the disclosure hierarchy.

There were no transfers between levels during the year ended June 30, 2012.

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	21

Statement of Assets and Liabilities	Master Basic Value LLC

June 30, 2012

Assets
Investments at value — unaffiliated (including securities loaned of $36,361,547) (cost — $3,178,589,057)	$3,954,968,799
Investments at value — affiliated (cost — $37,199,045)	37,199,045
Investments sold receivable	11,037,494
Dividends receivable	4,955,111
Securities lending income receivable — affiliated	1,875
Prepaid expenses	64,693
Total assets	4,008,227,017

Liabilities
Collateral on securities loaned at value	36,138,350
Withdrawals payable to investors	5,065,796
Investment advisory fees payable	1,287,785
Other affiliates payable	23,212
Directors’ fees payable	2,900
Other accrued expenses payable	296,563
Total liabilities	42,814,606
Net Assets	$3,965,412,411

Net Assets Consist of
Investors’ capital	$3,189,032,669
Net unrealized appreciation/depreciation	776,379,742
Net Assets	$3,965,412,411

See Notes to Financial Statements.

22	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Statement of Operations	Master Basic Value LLC

Year Ended June 30, 2012

Investment Income
Dividends — unaffiliated	$104,500,057
Foreign taxes withheld	(559,693)
Securities lending — affiliated	67,928
Dividends — affiliated	57,413
Total income	104,065,705

Expenses
Investment advisory	17,389,559
Accounting services	738,544
Custodian	219,869
Directors	98,005
Professional	70,750
Printing	24,095
Miscellaneous	87,686
Total expenses	18,628,508
Less fees waived by advisor	(32,977)
Total expenses after fees waived	18,595,531
Net investment income	85,470,174

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments — unaffiliated	239,962,024
Investments — affiliated	294
239,962,318
Net change in unrealized appreciation/depreciation on investments	(400,364,013)
Total realized and unrealized loss	(160,401,695)
Net Decrease in Net Assets Resulting from Operations	$(74,931,521)

See Notes to Financial Statements.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	23

Statements of Changes in Net Assets	Master Basic Value LLC

	Year Ended June 30,
Increase (Decrease) in Net Assets:	2012	2011
Operations
Net investment income	$85,470,174	$78,647,345
Net realized gain	239,962,318	513,937,789
Net change in unrealized appreciation/depreciation	(400,364,013)	534,992,254
Net increase (decrease) in net assets resulting from operations	(74,931,521)	1,127,577,388

Capital Share Transactions
Proceeds from contributions	913,262,519	1,039,053,865
Value of withdrawals	(1,673,540,701)	(1,332,379,217)
Net decrease in net assets derived from capital transactions	(760,278,182)	(293,325,352)

Net Assets
Total increase (decrease) in net assets	(835,209,703)	834,252,036
Beginning of year	4,800,622,114	3,966,370,078
End of year	$3,965,412,411	$4,800,622,114

Financial Highlights	Master Basic Value LLC

	Year Ended June 30,
	2012	2011	2010	2009	2008
Total Investment Return
Total investment return	(1.95)%	28.91%	14.40%	(23.55)%	(17.73)%

Ratios to Average Net Assets
Total expenses	0.44%	0.43%	0.43%	0.44%	0.43%
Total expenses after fees waived	0.44%	0.43%	0.43%	0.44%	0.43%
Net investment income	2.00%	1.69%	2.05%	2.69%	1.87%

Supplemental Data
Net assets, end of year (000)	$3,965,412	$4,800,622	$3,966,370	$3,744,860	$5,846,705
Portfolio turnover	38%	64%	48%	38%	45%

See Notes to Financial Statements.

24	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Notes to Financial Statements	Master Basic Value LLC

1. Organization and Significant Accounting Policies:

Master Basic Value LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC fair values its financial instruments at market value using independent dealers or pricing services under policies approved annually by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Master LLC for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master LLC’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Master LLC uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

In the event that application of these methods of valuation results in a price for an investment, which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches, including regular due diligence of the Master LLC’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	25

Notes to Financial Statements (continued)	Master Basic Value LLC

market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Securities Lending: The Master LLC may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master LLC earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended June 30, 2012, any securities on loan were collateralized by cash.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended June 30, 2012. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statement of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLC’s financial statement disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such

26	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Notes to Financial Statements (continued)	Master Basic Value LLC

services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $100 million	0.60%
$100 million — $200 million	0.50%
Greater than $200 million	0.40%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as, or included in, fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the year ended June 30, 2012, the Master LLC reimbursed the Manager $46,822 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master LLC retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Master LLC is shown as securities lending — affiliated in the Statement of Operations. For the year ended June 30, 2012, BIM received $36,124 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended June 30, 2012, were $1,606,504,420 and $2,398,635,117, respectively.

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders. The Master LLC may borrow under the credit agreement to fund shareholder redemptions. Effective November 2010 to November 2011, the credit agreement had the following terms: a commitment fee of 0.08% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.00% per annum or (b) the Fed Funds rate plus 1.00% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2010. The credit agreement, which expired in November 2011, was renewed until November 2012. Effective November 2011 to November 2012, the credit agreement has the following terms: a commitment fee of 0.065% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. In addition, the Master LLC paid administration and arrangement fees which were allocated to the Master LLC based on its net assets as of October 31, 2011. The Master LLC did not borrow under the credit agreement during the year ended June 30, 2012.

5. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	27

Notes to Financial Statements (concluded)	Master Basic Value LLC

risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

6. Reorganization:

On September 12, 2011, an investor of the Master LLC acquired all of the net assets of BlackRock Focus Value Fund, Inc., pursuant to a plan of reorganization. As a result of the reorganization, which included $4,498,457 of net unrealized appreciation, the Master LLC received an in-kind contribution of portfolio securities of $118,173,446.

7. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Report of Independent Registered Public Accounting Firm	Master Basic Value LLC

To the Investors and Board of Directors of Master Basic Value LLC:

We have audited the accompanying statement of assets and liabilities of Master Basic Value LLC (the “Master LLC”), including the schedule of investments, as of June 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2012, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Master Basic Value LLC as of June 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Boston, Massachusetts
August 21, 2012

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of Master Basic Value LLC (the “Master Fund”) met on April 10, 2012 and May 8-9, 2012 to consider the approval of the Master Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master Fund’s investment advisor. The Board of Directors of the Master Fund also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master Fund. The BlackRock Basic Value Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master Fund. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master Fund and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, ten of whom are not “interested persons” of the Master Fund or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master Fund or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master Fund and the Feeder Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master Fund, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master Fund and/or the Feeder Fund for services, such as marketing and distribution, call center and fund accounting; (c) the Master Fund’s and/or the Feeder Fund’s operating expenses and how BlackRock allocates expenses to the Master Fund and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master Fund’s and the Feeder Fund’s investment objective, policies and restrictions; (e) the Master Fund’s and the Feeder Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master Fund’s and/ or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific. These questions covered issues such as profitability, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’

30	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 10, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master Fund and the Feeder Fund, as applicable, and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by the Master Fund and/or the Feeder Fund to BlackRock; (f) sales and redemption data regarding the Feeder Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 10, 2012, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 10, 2012 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 8-9, 2012 Board meeting.

At an in-person meeting held on May 8-9, 2012, the Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master Fund, each for a one-year term ending June 30, 2013. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master Fund, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Master Fund and the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares and securities lending, services related to the valuation and pricing of portfolio holdings of the Master Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Master Fund and the Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master Fund’s portfolio management team discussing Master Fund performance and the Master Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master Fund and the Feeder Fund. BlackRock and its affiliates provide the Master Fund and the Feeder Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Master Fund and the Feeder Fund by third parties) and

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	31

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

officers and other personnel as are necessary for the operations of the Master Fund and the Feeder Fund. In particular, BlackRock and its affiliates provide the Master Fund and the Feeder Fund with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master Fund and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master Fund, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master Fund and the Feeder Fund, as applicable. The Board noted that the Master Fund’s investment results correspond directly to the investment results of the Feeder Fund. In preparation for the April 10, 2012 meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to funds in the Feeder Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. The Board and the Board’s Performance Oversight Committee regularly review, and meet with Master Fund management to discuss, the performance of the Master Fund and the Feeder Fund, as applicable, throughout the year.

The Board noted that the Feeder Fund ranked in the third, first and second quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed and discussed the reasons for the Feeder Fund’s underperformance during the one-year period and will monitor closely the Feeder Fund’s performance in the coming year.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master Fund and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master Fund’s/Feeder Fund’s contractual management fee rate compared with the other funds in the Feeder Fund’s Lipper category. It also compared the Feeder Fund’s total expense ratio, as well as the Master Fund’s/ Feeder Fund’s actual management fee rate, to those of other funds in the Feeder Fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master Fund and the Feeder Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master Fund and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master Fund and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010 and December 31, 2009. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Master Fund and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master Fund and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master Fund and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and

32	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master Fund’s/Feeder Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Feeder Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Master Fund’s/Feeder Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock, was lower than or equal to the median actual management fee ratio paid by the Feeder Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board further noted that the Master Fund has an advisory fee arrangement that includes breakpoints that adjust the fee ratio downward as the size of the Master Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock has contractually agreed to waive fees or reimburse expenses in order to limit, to a specified amount, the Feeder Fund’s total net expenses on a class-by-class basis, as applicable.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master Fund and the Feeder Fund increase, as well as the existence of expense caps. The Board also considered the extent to which the Master Fund and the Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master Fund and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master Fund. In its consideration, the Board Members took into account the existence of expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Master Fund and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master Fund and the Feeder Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or the Master Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master Fund, including all the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Master Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master Fund, for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master Fund, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master Fund and found the Agreements to be satisfactory. In arriving at its decision to approve the Agreements, the Board of the Master Fund did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	33

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	29 RICs consisting of 82 Portfolios	ACE Limited (insurance company); Eastman Chemical Company (chemicals); RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Director	Since 1998	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Watson Pharmaceuticals, Inc.
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	29 RICs consisting of 82 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street
			Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	29 RICs consisting of 82 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Director	Since 2002	Managing General Partner, The Burton Partnership, LP (an
			investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds since 1983; Director, Lifestyle Family Fitness (fitness industry) since 2006; Director, IDology, Inc. (technology solutions) since 2006; Member of the Investment Advisory Council of the Florida State Board of Administration from 2001 to 2007.	29 RICs consisting of 82 Portfolios	Knology, Inc. (telecommunications); Capital Southwest (financial)
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	29 RICs consisting of 82 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical (metallurgical industry); UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Director	Since 2007	Professor, Harvard University since 1992.	29 RICs consisting of 82 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Director	Since 2005	Chairman and Director, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	29 RICs consisting of 82 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law
			firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 2000; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; President, American Bar Association from 1995 to 1996.	29 RICs consisting of 82 Portfolios	None

34	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Director	Since 2003	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation since 2008; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997; Director, The National Audubon Society from 1998 to 2005.	29 RICs consisting of 82 Portfolios	None
[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

[2] Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 2000; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 278 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Director	Since 2007	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	29 RICs consisting of 82 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 278 Portfolios	None

[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Fund/Master LLC based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	35

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the Funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund/Master LLC serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor	Custodian	Accounting Agent	Independent Registered	Address of the Fund
BlackRock Advisors, LLC	The Bank of New York	State Street Bank	Public Accounting Firm	100 Bellevue Parkway
Wilmington, DE 19809	Mellon	and Trust Company	Deloitte & Touche LLP	Wilmington, DE 19809
	New York, NY 10286	Boston, MA 02110	Boston, MA 02116

Sub-Advisor	Transfer Agent	Distributor	Legal Counsel
BlackRock Investment	BNY Mellon Investment	BlackRock Investments, LLC	Willkie Farr & Gallagher LLP
Management, LLC	Servicing (US) Inc.	New York, NY 10022	New York, NY 10019
Princeton, NJ 08540	Wilmington, DE 19809

Effective May 8, 2012, Ira P. Shapiro resigned as Secretary of the Fund/Master LLC and Benjamin Archibald became Secretary of the Fund/Master LLC.

36	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock website at http://www.blackrock.com/edelivery

2) Select “eDelivery” under the “More Information” section

3) Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	37

Additional Information (concluded)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund	BlackRock Global Dividend Income Portfolio	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Dynamic Equity Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Balanced Capital Fund†	BlackRock Global Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Basic Value Fund	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Capital Appreciation Fund	BlackRock Health Sciences Opportunities Portfolio	BlackRock Russell 1000 Index Fund
BlackRock China Fund	BlackRock Index Equity Portfolio	BlackRock Science & Technology
BlackRock Commodity Strategies Fund	BlackRock India Fund	Opportunities Portfolio
BlackRock Emerging Markets Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Emerging Markets Long/Short	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
Equity Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Energy & Resources Portfolio	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Equity Dividend Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Stock Fund
BlackRock EuroFund	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Flexible Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Focus Growth Fund	BlackRock Latin America Fund	BlackRock World Gold Fund
BlackRock Global Allocation Fund†	BlackRock Managed Volatility Portfolio†

Fixed Income Funds

BlackRock Bond Index Fund	BlackRock High Yield Bond Portfolio	BlackRock Strategic Income
BlackRock Core Bond Portfolio	BlackRock Inflation Protected Bond Portfolio	Opportunities Portfolio
BlackRock CoreAlpha Bond Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock US Government Bond Portfolio
BlackRock Floating Rate Income Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock US Mortgage Portfolio
BlackRock Global Long/Short Credit Fund	BlackRock Multi-Asset Income Portfolio†	BlackRock World Income Fund
BlackRock GNMA Portfolio	BlackRock Secured Credit Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios		LifePath Index Portfolios
Conservative Prepared Portfolio	2015	2035	Retirement	2040	Retirement	2040
Moderate Prepared Portfolio	2020	2040	2020	2045	2020	2045
Growth Prepared Portfolio	2025	2045	2025	2050	2025	2050
Aggressive Growth Prepared Portfolio	2030	2050	2030	2055	2030	2055
			2035		2035

† Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BASIC VALUE FUND, INC.	JUNE 30, 2012	39

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10247-6/12-AR

Item 2 –	Code of Ethics — Each registrant (or “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert — Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$7,100	$7,000	$0	$7,000	$12,350	$12,350	$0	$0
Master Basic Value LLC	$35,400	$35,000	$0	$0	$13,000	$13,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,970,000	$3,030,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to each registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of each registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to a registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:
Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Basic Value Fund, Inc.	$12,350	$19,350
Master Basic Value LLC	$13,000	$13,000

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,970,000 and $3,030,000, respectively, were billed by D&T to the Investment Adviser.

3

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Reports to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) –	The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) –	There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) –	Certifications – Attached hereto
4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 4, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Basic Value Fund, Inc. and Master Basic Value LLC

Date: September 4, 2012

5